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                       PURCHASE AGREEMENT



September 30, 1996


Exportadora Cabrera, S.A. de C.V.
Paraiso #1750
Colonia Del Fresno
Guadalajara, Jal. Mexico
C.P. 44900

Gentlemen:

           M.G.  Products,  Inc., a California  corporation  (the

"Company"),  proposes to issue and sell to  you  3,642,076  fully paid  and  nonassessable shares of its authorized but  heretofore unissued common stock, no par value per share (hereinafter called the  "Stock").  You have advised the Company that you  desire  to purchase  the Stock upon the terms and subject to the  conditions set forth in this Purchase Agreement.

      1.    PURCHASE AND SALE OF STOCK.  Subject to the terms and

conditions   and   upon  the  representations,   warranties   and

agreements herein set forth, on September 30, 1996 (the  "Closing

Date") the Company agrees to issue and sell the Stock to you  and you  agree  to  purchase the Stock from the Company  at  a  total purchase price of $2,003,141.85 ($0.55 per share) which  will  be paid by the cancellation on the Closing Date of $2,003,141.85  of our indebtedness to you.

     2.   REPRESENTATIONS AND WARRANTIES BY COMPANY.  The Company

represents, warrants and agrees with you that:

          (a)  The Company is duly organized and validly existing

and  in  good standing under the laws of the State of  California and  has all requisite corporate power and authority to carry  on its business.

           (b)   The Company's Report on Form 10-K for the fiscal

year ended December 31, 1995 and the Company's Reports on Form 10-

Q for the quarters ended March 31 and June 30, 1996 (collectively herein referred to as the "Reports") are attached as Exhibits  A,

B  and  C.   The  financial statements included  in  the  Reports

(hereafter referred to as the "Financial Statements")  have  been

prepared   in  accordance  with  generally  accepted   accounting

principles for such Reports, consistently followed throughout the periods covered.  The June 30, 1996 balance sheet fairly presents the  condition of the Company at June 30, 1996 and the  statement of profit and loss for the quarter then ended fairly presents the results of the operations of the Company for such period.

            (c)    Neither  this  Agreement,  nor  the  Financial

Statements,  nor any certificate furnished or to be furnished  to you  by  the  Company  or any officer thereof,  contain  or  will contain any untrue statement of a material fact or omit to  state any  material fact necessary to make the statements  therein  not misleading and the Company has apprised you of all such facts  as would be relevant to a prudent investor's determination in making an additional investment in the Company.

           (d)   To  the  knowledge of the Company,  no  fact  or

condition  exists  or is contemplated or threatened  which  might result in a material adverse change in the assets, liabilities or condition (financial or otherwise) or business of the Company  in the future, which have not been disclosed to you in the Financial

Statements, other supporting documents or in discussions.

           (e)  Since June 30, 1996, the Company has not declared

any  cash dividend or declared or made any other distribution  on any  of  its stock, and has not directly or indirectly, purchased or  otherwise acquired any stock of the Company or agreed  to  do

so.

           (f)  Since June 30, 1996, neither the business nor the

condition (financial or otherwise) of the Company, nor any of its properties  or assets has been materially adversely  affected  in any  way (whether or not insured) as the result of any revocation of  license  or  right  to  do business, fire,  explosion,  labor trouble, condemnation, Act of God or otherwise.

           (g)   Except as set forth in the Financial  Statements

there  is no action, proceeding, or investigation pending or,  to the  knowledge of the Company, threatened which might  result  in any  materially  adverse  change in  the  Company's  business  or condition (financial or otherwise) or in any of its properties or assets,  or  in  any liability on the part of  the  Company  (not covered  by insurance), or which questions the validity  of  this

Agreement or of the Stock or of any action taken or to  be  taken by  the Company pursuant to or in connection with this Agreement.

The  Financial Statements set forth accurately and in  reasonable detail all litigation to which the Company is a party at the date hereof  wherein relief sought is other than money damages  or  if the  only relief sought is money damages, involving an amount  in excess of $50,000.

           (h)   The  Company's  Articles  of  Incorporation,  as

amended,  authorize the issuance of 15,000,000 shares  of  common stock  of  which 10,564,078 shares are outstanding  on  the  date

hereof.   Except  as  shown in the Reports, no  rights,  options,

warrants  or  other agreements for the issuance of stock  of  the

Company, nor any securities convertible into stock of the Company are outstanding.  All corporate action necessary for the issuance of the Stock has been duly taken.

          (i)  Except as shown in the Reports, the Company has no

stock  option plan, pension plan, profit sharing plan,  or  bonus plan for its employees.

          3.   MECHANICS OF THE CLOSING.

           (a)   The delivery to you of the Stock and the payment

by  you  therefor shall be made at the Company's  office  in  San

Antonio,  Texas at 10 A.M. on September 30, 1996.  This date  may by agreement in writing signed by the Company and Mr. Juan Carlos

Rodriguez, as your representative, be changed to a date and/or an hour  other than set forth above, and in the event that any  such agreement is entered into the altered date or hour shall for  all purposes of this Agreement become the Closing Date.

           (b)  Delivery of the Stock shall be made to you on the

Closing Date against cancellation of the indebtedness referred to in Section 1 hereof.

          (c)  The certificate for the Stock when delivered shall

be in definitive form, shall be registered in your name and shall bear the legends shown on Exhibit D.

      4.   PURCHASER'S CONDITIONS PRECEDENT TO THE CLOSING.  Your

obligations to purchase and pay for the Stock are subject to  the

accuracy   on  the  Closing  Date  of  all  representations   and

warranties by the Company contained herein or otherwise  made  by or  on  behalf of the Company in writing in connection  with  the transactions contemplated hereby, and to the fulfillment to  your satisfaction,  prior to or at the Closing Date, of the  following additional conditions:

           (a)   You  shall have received from Kindel &  Anderson

L.L.P.,  securities counsel for the Company, a favorable  opinion addressed to you and dated the Closing Date, substantially in the form of Exhibit E.

          (b)  The Company shall have performed and complied with

all  covenants  and conditions contained herein  required  to  be performed or complied with by it prior to or at the Closing Date.

           (c)   The  Company  shall have delivered  to  you  its

certificate  dated  the  Closing Date and  signed  by  its  Chief

Financial Officer certifying in form satisfactory to you  and  to your  counsel that the conditions specified in sub-paragraph  (b)

of  this  paragraph 4 have been met and that, in particular,  the issue  and  sale  of  the Stock are in full compliance  with  the provisions  of the Articles of Incorporation of the  Company,  as

amended, and the By-laws of the Company, as amended.

           (d)   The  Company  shall have delivered  to  you  the

certificate evidencing the Stock.

     5.   COMPANY'S CONDITIONS PRECEDENT TO THE CLOSING.

           (a)   The Company shall have received a fully executed

copy  of a shareholder's agreement, substantially in the form  of

Exhibit F hereto.

           (b)   The Company shall have received the evidence  of

cancellation of indebtedness provided for in Section 3.

      6.    INVESTMENT REPRESENTATIONS.  You understand that  the

Stock  is  offered  and  sold to you  pursuant  to  an  exemption commonly  referred to as the "Private Placement"  or  "Non-public

Offering" exemption from the registration requirements under  the

Securities Act of 1933 (the "Act").

           You  also  understand that the  Stock  is  subject  to

restrictions on transfer and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or exemption therefrom,

and  that,  except  as shown in Exhibit F,  the  Company  has  no intention to register the shares under the Act.

          You agree that you will purchase the Stock for your own

account   for  investment  and  with  no  present  intention   of

distributing or reselling the same, but subject to your right  to dispose of the Stock if at some future time you deem it advisable so to do.

      7.    SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.   All

covenants, agreements, representations and warranties made herein

and  in  any  documents  delivered at the  Closing   or  pursuant

thereto,  shall be deemed to be material and to have been  relied upon  by  you,  and  shall  survive the  Closing  to  the  extent immediately hereinafter provided.  All liabilities of the Company with  respect to such covenants, agreements, representations  and warranties shall terminate and expire on the first anniversary of the  Closing  Date; provided, however, that all such  liabilities shall survive beyond the aforesaid one-year period in respect  of any  claim that shall be asserted in reasonable detail by written

notice  mailed  to  the  Company  on  or  prior  to  said   first

anniversary.

      8.    NOTICES.  Any notice, request, instructions or  other

document  deemed by either party to be necessary or desirable  to be  given  to the other parties shall be in writing and shall  be delivered by public courier service as follows:

If to Exportadora:            Exportadora Cabrera, S.A. de C.V.
                              Paraiso #1750
                              Colonia Del Fresno
                              Guadalajara, Jal. Mexico
                              C.P. 44900
                              Attn:  Mr. Juan Carlos Rodriguez


If to the Company:            M.G. Products, Inc.
                              8154 Bracken Creek
                              San Antonio, Texas 78266-2143
                              Attn:  Chief Financial Officer

The  addresses  to which deliveries must be made may  be  changed from time to time by a notice delivered as aforesaid.

     9.   MISCELLANEOUS.

     (a)  All the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by  the  respective successors and assigns of the parties  hereto whether so expressed or not.

      (b)   This  Agreement shall be construed  and  enforced  in

accordance  with  and  governed by  the  laws  of  the  State  of

California  without giving effect to principles of  conflicts  of laws.

      (c)  This Agreement may be executed in several counterparts each  of  which  shall be deemed an original  but  all  of  which together shall constitute one and the same instrument.

           Please confirm that the foregoing correctly sets forth

the  agreement between us by signing a copy of this agreement  in

the  place  provided below and returning the same  to  us.   When

confirmed  by  you,  this  letter will constitute  the  Agreement between the Company and you.

M.G. PRODUCTS, INC.



By:





                                   EXPORTADORA CABRERA, S.A.
                                   DE C.V.


                                   By:



                                   LIST OF EXHIBITS


          EXHIBIT

          A                   10-K

          B                   10-Q for first quarter

          C                   10-Q for second quarter

          D                   Legends

          E                   Kindel & Anderson L.L.P. opinion

          F                   Shareholder Agreement

                           EXHIBIT D



                          "The securities evidenced by  this
               certificate have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the Company, such registration and qualification are not required."

                          "The  shares represented  by  this
               certificate are subject to an irrevocable proxy and certain restrictions against transfer under the terms of a Shareholders' Agreement entered into by and among this Company and certain of its shareholders, effective as of September 30, 1996, a copy of which is on file at the Company's principal place of business or registered office. A copy of such Agreement will be furnished to the holder hereof without charge upon written request to the Company at its principal place of business or registered office."